Morgan Stanley New York Tax-Free Income Fund
                     Item 77(o) 10f-3 Transactions
                    January 1, 2003 - June 30, 2003

Security  Date     Price    Shares   %of     Total       Purcha  Broker
          of       Of       Purchas  Assets  Issued      sed
          Purcha   Shares   ed                           By
          se                                             Fund

NYS       03/03/   Various  $3,010,  2.11%   $178,215,0  1.69%   JPMorg
Environme 03                000              00                  an;
ntal                                                             Bear,
Facilitie                                                        Stearn
s Corp.,                                                         s &
State                                                            Co.
Clean &                                                          Inc.;
Drinking                                                         Goldma
Water                                                            n,
(Aaa/AAA)                                                        Sachs
                                                                 & Co.;
                                                                 Lehman
                                                                 Brothe
                                                                 rs;
                                                                 Salomo
                                                                 n
                                                                 Smith
                                                                 Barney
                                                                 ;
                                                                 First
                                                                 Albany
                                                                 Corpor
                                                                 ation;
                                                                 Raymon
                                                                 d
                                                                 James
                                                                 &
                                                                 Associ
                                                                 aates,
                                                                 Inc.;
                                                                 Merril
                                                                 l
                                                                 Lynch
                                                                 & Co.;
                                                                 Sieber
                                                                 t,
                                                                 Brandf
                                                                 ord,
                                                                 Shank
                                                                 & Co.
                                                                 LLC;
                                                                 Roosev
                                                                 elt &
                                                                 Cross,
                                                                 Incorp
                                                                 orated
                                                                 ;
                                                                 Samuel
                                                                 A.
                                                                 Ramire
                                                                 z &
                                                                 Co.,
                                                                 Inc.;
                                                                 UBS
                                                                 Paine
                                                                 Webber
                                                                 Inc.

Metropoli 05/08/   Various  $1,000,  0.67%   $475,340,0  0.21%   First
tan       03                000              00                  Albany
Transport                                                        Corpor
ation                                                            ation;
Auth.,                                                           Merril
NY,                                                              l
Revenue,                                                         Lynch
2003 A,                                                          & Co.;
FSA                                                              Bear,
(Aaa/AAA)                                                        Stearn
                                                                 s &
                                                                 Co.
                                                                 Inc.;
                                                                 Citigr
                                                                 oup;
                                                                 JPMorg
                                                                 an;
                                                                 Lehman
                                                                 Brothe
                                                                 rs;
                                                                 UBS
                                                                 PaineW
                                                                 ebber
                                                                 Inc.;
                                                                 ABN
                                                                 AMRO
                                                                 Financ
                                                                 ial
                                                                 Servic
                                                                 es,
                                                                 Inc.;
                                                                 Advest
                                                                 ,
                                                                 Inc./L
                                                                 ebenth
                                                                 al &
                                                                 Co.;
                                                                 CIBC
                                                                 World
                                                                 Market
                                                                 s;
                                                                 Commer
                                                                 ce
                                                                 Capita
                                                                 l
                                                                 Market
                                                                 s;
                                                                 Jackso
                                                                 n
                                                                 Securi
                                                                 ties;
                                                                 Quick
                                                                 &
                                                                 Reilly
                                                                 ,
                                                                 Inc.;
                                                                 Ramire
                                                                 z &
                                                                 Co.,
                                                                 Inc.;
                                                                 Raymon
                                                                 d
                                                                 James
                                                                 &
                                                                 Associ
                                                                 ates,
                                                                 Inc.;
                                                                 RBC
                                                                 Dain
                                                                 Rausch
                                                                 er
                                                                 Inc.;
                                                                 Roosev
                                                                 elt &
                                                                 Cross,
                                                                 Inc.;
                                                                 Sieber
                                                                 t
                                                                 Brandf
                                                                 ord
                                                                 Shank
                                                                 & Co.,
                                                                 LLC;
                                                                 Wachov
                                                                 ia
                                                                 Bank,
                                                                 Nation
                                                                 al
                                                                 Associ
                                                                 ation

Nassau    05/16/   Various  $3,500,  2.35%   $514,475,0  0.68%   UBS
Cnty      03                000              00                  PaineW
Interim                                                          ebber
Finance                                                          Inc.;
Authority                                                        Goldma
, Series                                                         n,
2003,                                                            Sachs
AMBAC                                                            & Co.;
(Aaa/AAA)                                                        Citigr
                                                                 oup;
                                                                 M.R.
                                                                 Beal &
                                                                 Compan
                                                                 y;
                                                                 First
                                                                 Albany
                                                                 Corpor
                                                                 ation;
                                                                 Merril
                                                                 l
                                                                 Lynch
                                                                 & Co.;
                                                                 Ramire
                                                                 z &
                                                                 Co.;
                                                                 RBC
                                                                 Dain
                                                                 Rausch
                                                                 er
                                                                 Inc.;
                                                                 Roosev
                                                                 elt &
                                                                 Cross
                                                                 Incorp
                                                                 orated

NYC       01/31/   Various  3,730,0  1.68%   $245,180,0  1.52%   UBS
Health &  03                00               00                  PaineW
Hospitals                                                        ebber
Corp.,                                                           Inc.;
2003 Ser                                                         Salomo
A AMBAC                                                          n
(Aaa/AAA)                                                        Smith
                                                                 barney
                                                                 ;
                                                                 Advest
                                                                 ,
                                                                 Inc./L
                                                                 ebenth
                                                                 al &
                                                                 Co.;
                                                                 Apex
                                                                 Pryor
                                                                 Securi
                                                                 ties;
                                                                 Bear,
                                                                 Stearn
                                                                 s &
                                                                 Co.
                                                                 Inc.;
                                                                 CIBC
                                                                 World
                                                                 market
                                                                 s
                                                                 Corp.;
                                                                 RBC
                                                                 Dain
                                                                 Rausch
                                                                 er
                                                                 Inc.;
                                                                 First
                                                                 Albany
                                                                 Corpor
                                                                 ation;
                                                                 The
                                                                 GMS
                                                                 Group,
                                                                 L.L.C.
                                                                 ;
                                                                 Jackso
                                                                 n
                                                                 Securi
                                                                 ties
                                                                 Incorp
                                                                 orated
                                                                 ; J.P.
                                                                 Morgan
                                                                 Securi
                                                                 ties
                                                                 Inc.;
                                                                 Lehman
                                                                 Brothe
                                                                 rs,
                                                                 Inc.;
                                                                 Merril
                                                                 l
                                                                 Lynch;
                                                                 M.R.
                                                                 Beal &
                                                                 Compan
                                                                 y;
                                                                 Raymon
                                                                 d
                                                                 James
                                                                 &
                                                                 Associ
                                                                 ates;
                                                                 Roosev
                                                                 elt &
                                                                 Cross
                                                                 Incorp
                                                                 orated

NYC       02/13/   Various  2,000,0  1.40%   $604,125,0  0.34%   Merril
Transitio 03                00               00                  l
nal                                                              Lynch
Finance                                                          & Co.;
Authority                                                        JPMorg
, 2003                                                           an;
Ser D                                                            Lehman
MBIA                                                             Brothe
(Aaa/AAA)                                                        rs;
                                                                 Advest
                                                                 /Leben
                                                                 thal;
                                                                 Bear,
                                                                 Stearn
                                                                 s &
                                                                 Co.
                                                                 Inc.;
                                                                 RBC
                                                                 Dain
                                                                 Rausch
                                                                 er
                                                                 Inc.;
                                                                 First
                                                                 Albany
                                                                 Corpor
                                                                 ation;
                                                                 Goldma
                                                                 n,
                                                                 Sachs
                                                                 & Co.;
                                                                 UBS
                                                                 PaineW
                                                                 ebber
                                                                 Inc.;
                                                                 Ramire
                                                                 z &
                                                                 Co.,
                                                                 Inc.;
                                                                 Salomo
                                                                 n
                                                                 Smith
                                                                 Barney
                                                                 ; CIBC
                                                                 World
                                                                 Market
                                                                 s;
                                                                 Commer
                                                                 ce
                                                                 Capita
                                                                 l
                                                                 Market
                                                                 s,
                                                                 Inc.;
                                                                 A.G.
                                                                 Edward
                                                                 s &
                                                                 Sons,
                                                                 Inc.;
                                                                 Jackso
                                                                 n
                                                                 Securi
                                                                 ties
                                                                 Inc.;
                                                                 Legg
                                                                 Mason
                                                                 Wood
                                                                 Walker
                                                                 ,
                                                                 Incorp
                                                                 orated
                                                                 ; Loop
                                                                 Capita
                                                                 l
                                                                 Market
                                                                 s,
                                                                 LLC;
                                                                 Pruden
                                                                 tial
                                                                 Securi
                                                                 ties;
                                                                 Quick
                                                                 &
                                                                 Reilly
                                                                 ;
                                                                 Raymon
                                                                 d
                                                                 James
                                                                 &
                                                                 Associ
                                                                 ates,
                                                                 Inc.;
                                                                 Roosev
                                                                 elt &
                                                                 Cross
                                                                 Incorp
                                                                 orated
                                                                 ;
                                                                 Sieber
                                                                 t
                                                                 Brandf
                                                                 ord
                                                                 Shank